Exhibit 32.2

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Fletcher Payne, the Senior Vice President and Chief Financial Officer of Aptose Biosciences Inc. (the “Company”), hereby certify that, to my knowledge:

1.
The Quarterly Report on Form 10-Q for the quarter ended March 31, 2026 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company

Date: May 13, 2026

/s/ Fletcher Payne Name: Fletcher Payne Title: Senior Vice President and Chief Financial Officer